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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation of our report dated March 15, 2000 on the financial statements of Wolverine Energy, L.L.C. for the years ended December 31, 1999 and 1998 in the Post-Effective Amendment No. 5 to Form SB-2 Registration Statement (File No. 33-95156) for the registration of 15,000 membership interests.



                               Plante & Moran, LLP



East Lansing, Michigan
February 21, 2001